UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2013

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

On August 7, 2013, Halcón Resources Corporation (the “Company”) issued a press release announcing the commencement of its underwritten public offering of 38,000,000 shares of its common stock, subject to market conditions. The underwriters will have an option to purchase up to an additional 5,700,000 shares from the Company solely to cover over-allotments, if any. The Company intends to use the net proceeds from the offering to repay a portion of the outstanding borrowings under its senior secured revolving credit facility, which has been, and will continue to be, drawn upon to partially fund acquisitions of both leasehold and producing properties in core areas.

A copy of the press release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K.

Item 8.01      Other Events.

On August 7, 2013, the Company issued a press release announcing that it intends to commence a private offering to eligible purchasers of approximately $300 million aggregate principal amount of senior notes due 2022 (the “Notes”). The Company intends to use the net proceeds from the offering to repay a portion of the outstanding borrowings under its senior secured revolving credit facility, which has been, and will continue to be, drawn upon to partially fund acquisitions of both leasehold and producing properties in core areas.

The Notes have not been registered under the Securities Act of 1933 (the “Securities Act”) or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes may be resold by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act.

A copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits. The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release issued by Halcón Resources Corporation announcing common stock offering dated August 7, 2013.

99.2	Press release issued by Halcón Resources Corporation announcing notes offering dated August 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

August 7, 2013	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Halcón Resources Corporation announcing common stock offering dated August 7, 2013.

99.2	Press release issued by Halcón Resources Corporation announcing notes offering dated August 7, 2013.